                                   PROSPECTUS
                                      FOR
                              THE VALUE PORTFOLIO
                              THE GROWTH PORTFOLIO
                       THE INTERNATIONAL GROWTH PORTFOLIO
                   THE GLOBAL STRATEGIC INCOME PORTFOLIO, AND
                   THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                                       OF
                              THE PALLADIAN TRUST
                               440 LINCOLN STREET
                         WORCESTER, MASSACHUSETTS 01653
                                 (800) 917-1909

                                  May 1, 1998

    This prospectus offers shares of five portfolios (each individually a "Portfolio" or collectively the "Portfolios") of The Palladian Trust (the "Trust"), which is an open-end, management investment company. Each Portfolio has its own investment objective or objectives and investment policies. Shares of the Portfolios may be sold only to: (1) life insurance company separate accounts (the "Separate Accounts") to serve as the underlying investment medium for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury Regulations; and (3) life insurance companies and advisers to the Portfolios and their affiliates. Shares will not be offered directly to the public.

    Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of the Portfolios. AFIMS manages the operations of the Trust and monitors the investment advisers that provide day-to-day management of the Portfolios (the "Portfolio Managers").

    The five Portfolios and their respective Portfolio Managers are as follows:

  PORTFOLIO                                                 PORTFOLIO MANAGER
--------------------------------------------------------  --------------------------------------------------------
  The Value Portfolio                                       GAMCO Investors, Inc.
  The Growth Portfolio                                      Stonehill Capital Management, Inc.
  The International Growth Portfolio                        Bee & Associates Incorporated
  The Global Strategic Income Portfolio                     Allmerica Asset Management, Inc.
  The Global Interactive/Telecomm Portfolio                 GAMCO Investors, Inc.

    Information about the investment objectives and policies of each Portfolio, along with a detailed description of the types of securities and other assets in which each Portfolio may invest, are set forth in this prospectus. There can be no assurance that the investment objective for any Portfolio will be achieved.

    The Global Strategic Income Portfolio may invest up to 50% of its assets in bonds rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk bonds"). High yield/high risk bonds involve significant risks. See page 22.

    This prospectus sets forth concisely the information a prospective purchaser of a variable contract or a participant in a qualified retirement plan should know before directing that contributions or amounts credited to him or her be invested in the Portfolios. A Statement of Additional Information (the "SAI") dated May 1, 1998 containing additional and more detailed information about the Portfolios has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this prospectus. It is available without charge and can be obtained by writing or calling the Trust at the address and telephone number printed above.

                            ------------------------

PROSPECTIVE PURCHASERS OF A VARIABLE CONTRACT SHOULD READ THIS PROSPECTUS IN
 CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES
          SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                            -----------
SUMMARY OF EXPENSES.......................................................................................           4

FINANCIAL HIGHLIGHTS......................................................................................           8

GENERAL INFORMATION.......................................................................................          10
    The Palladian Trust...................................................................................          10
    The Manager and Portfolio Managers....................................................................          10
    Investment Objectives.................................................................................          10

MANAGEMENT OF THE TRUST...................................................................................          11
    Manager...............................................................................................          11
    Portfolio Managers....................................................................................          12
    Management and Portfolio Management Investment Advisory Fees..........................................          13
    Expense Limitations...................................................................................          15
    Custodian and Transfer Agent..........................................................................          16

INVESTMENT OBJECTIVES AND POLICIES........................................................................          16

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.......................................................          21
    U.S. Government Securities............................................................................          21
    Debt Securities.......................................................................................          21
    Mortgage-Backed Securities............................................................................          22
    Other Asset-Backed Securities.........................................................................          23
    Variable and Floating Rate Securities.................................................................          23
    Banking Industry and Savings Industry Obligations.....................................................          23
    Commercial Paper......................................................................................          24
    Repurchase Agreements.................................................................................          24
    Reverse Repurchase Agreements.........................................................................          24
    Lending Portfolio Securities..........................................................................          24
    Illiquid Securities...................................................................................          25
    Warrants..............................................................................................          25
    Other Investment Companies............................................................................          25
    Short Sales...........................................................................................          25
    Short Sales Against the Box...........................................................................          26
    Foreign Securities....................................................................................          26
    Investment in Gold and Other Precious Metals..........................................................          28
    Futures Contracts.....................................................................................          28
    Options...............................................................................................          29
    Foreign Currency Transactions.........................................................................          30
    Leverage..............................................................................................          30
    Indexed Securities....................................................................................          31

INVESTMENT IN THE TRUST...................................................................................          31
    Determination of Net Asset Value......................................................................          31
    Purchase of Shares....................................................................................          32
    Redemption of Shares..................................................................................          32

                                                                                                               PAGE
                                                                                                            -----------
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................................................          33

OTHER INFORMATION.........................................................................................          34
    Capitalization........................................................................................          34
    Voting Rights.........................................................................................          34
    Portfolio Brokerage...................................................................................          34
    Year 2000.............................................................................................          34
    Performance Information...............................................................................          35

APPENDIX A................................................................................................          36
APPENDIX B................................................................................................          37

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST TO SELL SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE TRUST TO MAKE SUCH AN OFFER IN SUCH STATE.

                              SUMMARY OF EXPENSES

    The following tables show the expenses that will be incurred by each Portfolio, expressed as a percentage of average net assets during the year. If you have been given this prospectus because you are considering the purchase of a variable contract, you should refer to the variable contract prospectus for more information about expenses under the variable contract, which are in addition to expenses of the Portfolios.

SHAREHOLDER TRANSACTIONS EXPENSES (FOR EACH PORTFOLIO)
------------------------------------------------------------

    Sales Load on Purchases.................................  None
    Sales Load on Reinvested Dividends......................  None
    Deferred Sales Load Imposed on Redemption...............  None
    Exchange Fees...........................................  None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

    For the first 12 full calendar months after a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first 12 full calendar months of operations), the advisory agreements set the management fee at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is relevant for only one Portfolio--the Global Strategic Income Portfolio. That Portfolio has a new Portfolio Manager effective April 13, 1998. Thus, the initial fee is applicable through April 30, 1999. That fee is subject to additional limitations set forth in note (1) to the charts below.

    After the initial 12-month period described above, each Portfolio has a performance-based advisory fee. As of the date of this prospectus, this fee is in effect for all Portfolios other than the Global Strategic Income Portfolio. The base fee is 2.00%, but the total fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% would be paid if Portfolio performance (net of all fees and expenses, including the advisory fee) is between 1.5 and 3.0 percentage points better than the benchmark index. A fee of 4.00% would be paid only if Portfolio performance (net of all fees and expenses, including the advisory fee) was at least 7.5 percentage points better than the benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the benchmark index. See "Management and Portfolio Management Investment Advisory Fees," pages 13-15.

    We show below expense information first using the fees that actually applied during 1997, with the caveat that the fee for the Global Strategic Income Portfolio has been restated to 0.40% to reflect the current fee arrangment described in note (1) to the charts below.

    We also show below expense information assuming fees of 0.00%, 2.00% and 4.00%, because the fee in 1998 and future years may vary. You should note, however, that the fee could be any figure between 0.00% and 4.00%, not just the specific figures shown below.

    For each of the fee levels shown, we have included an example prepared in accordance with the requirements of the Securities and Exchange Commission. The purpose of the examples is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. They show the total expenses that would be payable if you redeemed your shares after having held them for one and three year periods respectively. Each example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance. The amounts shown are based upon estimates. Actual expenses may be greater than or less than those shown.

1.  USING 1997 MANAGEMENT FEES(1)

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................        0.14%(2)           1.00%(3)             1.14%
  Growth Portfolio.......................................        0.20%(2)           1.00%(3)             1.20%
  International Growth Portfolio.........................        0.58%(2)           1.20%(3)             1.78%
  Global Strategic Income Portfolio......................        0.40%(1)           1.20%(3)             1.60%
  Global Interactive/Telecomm Portfolio..................        0.27%(2)           1.20%(3)             1.47%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) the advisory fees in the above chart, and (3) redemption at the end of each time period.

                                                                                           1 YEAR       3 YEARS
                                                                                         -----------  -----------
Value Portfolio........................................................................   $      11    $      36
Growth Portfolio.......................................................................   $      12    $      37
International Growth Portfolio.........................................................   $      18    $      55
Global Strategic Income Portfolio......................................................   $      16    $      50
Global Interactive/Telecomm Portfolio..................................................   $      15    $      46

2.  ASSUMING MANAGEMENT FEE OF 0%

    An advisory fee of 0% would be paid if the Portfolio's performance (net of all fees and expenses) was more than 3.0 percentage points lower than the benchmark index.

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................           0%(2)           1.00%(3)             1.00%
  Growth Portfolio.......................................           0%(2)           1.00%(3)             1.00%
  International Growth Portfolio.........................           0%(2)           1.20%(3)             1.20%
  Global Strategic Income Portfolio......................           0%(2)           1.20%(3)             1.20%
  Global Interactive/Telecomm Portfolio..................           0%(2)           1.20%(3)             1.20%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 0%, and
    (3) redemption at the end of each time period.

                                                                                        1 YEAR     3 YEARS
                                                                                       ---------  ---------
Value Portfolio......................................................................  $   10.00  $   31.22
Growth Portfolio.....................................................................  $   10.00  $   31.22
International Growth Portfolio.......................................................  $   12.00  $   37.39
Global Strategic Income Portfolio....................................................  $   12.00  $   37.39
Global Interactive/Telecomm Portfolio................................................  $   12.00  $   37.39

3.  ASSUMING MANAGEMENT FEE OF 2.00%

    An advisory fee of 2.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 2.00% advisory fee) was between 1.5 and
3.0 percentage points better than the benchmark index.

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................        2.00%(2)           1.00%(3)             3.00%
  Growth Portfolio.......................................        2.00%(2)           1.00%(3)             3.00%
  International Growth Portfolio.........................        2.00%(2)           1.20%(3)             3.20%
  Global Strategic Income Portfolio......................        2.00%(2)           1.20%(3)             3.20%
  Global Interactive/Telecomm Portfolio..................        2.00%(2)           1.20%(3)             3.20%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 2%, and
    (3) redemption at the end of each time period.

                                                                                        1 YEAR     3 YEARS
                                                                                       ---------  ---------
Value Portfolio......................................................................  $   30.00  $   91.81
Growth Portfolio.....................................................................  $   30.00  $   91.81
International Growth Portfolio.......................................................  $   32.00  $   97.74
Global Strategic Income Portfolio....................................................  $   32.00  $   97.74
Global Interactive/Telecomm Portfolio................................................  $   32.00  $   97.74

4.  ASSUMING MANAGEMENT FEE OF 4.00%

    An advisory fee of 4.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 4.00% advisory fee) was at least 7.5 percentage points better than the benchmark index.

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................        4.00%(2)           1.00%(3)             5.00%
  Growth Portfolio.......................................        4.00%(2)           1.00%(3)             5.00%
  International Growth Portfolio.........................        4.00%(2)           1.20%(3)             5.20%
  Global Strategic Income Portfolio......................        4.00%(2)           1.20%(3)             5.20%
  Global Interactive/Telecomm Portfolio..................        4.00%(2)           1.20%(3)             5.20%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 4%, and
    (3) redemption at the end of each time period. In order to have both a 5% annual return and an advisory fee of 4%, the Portfolio's performance would have to be 9% before deduction of the 4% fee (resulting in performance of 5%) and the benchmark index would have to DECREASE at least 2.5 percentage points (meaning that the Portfolio's performance after fees and expenses was at least 7.5 percentage points better than the benchmark index).

                                                                                      1 YEAR     3 YEARS
                                                                                     ---------  ---------
Value Portfolio....................................................................  $   50.00  $  150.00
Growth Portfolio...................................................................  $   50.00  $  150.00
International Growth Portfolio.....................................................  $   52.00  $  155.69
Global Strategic Income Portfolio..................................................  $   52.00  $  155.69
Global Interactive/Telecomm Portfolio..............................................  $   52.00  $  155.69

------------------------

(1) The actual management fee for the Global Strategic Income Portfolio for 1997 was 0.41%. The fee listed in the first table has been restated to 0.40% because, effective April 13, 1998, a new Portfolio Manager is in place. Although the current Portfolio Management Agreement sets the fee at 0.80% through April 30, 1999, the fee is subject to two important limitations. First, until June 8, 1998, when the Portfolio Management Agreement is to be presented at a shareholder meeting for approval, the fee will be calculated at the lesser of the following two rates: (1) 0.80%; and (2) the rate that would have applied under the old advisory agreement. The latter rate varies based on prior performance, but as noted above was 0.41% for 1997. Second, the Manager and the Portfolio Manager have voluntarily agreed to limit their fee from June 9, 1998 through April 30, 1999 to annual rate of 0.40%. See "Management and Portfolio Management Investment Advisory Fees," pages 13-15.

(2) See "Management and Portfolio Management Investment Advisory Fees," pages 13-15, for a complete description of the advisory fee.

(3) Restated to reflect the expense limitation in effect during 1998. Allmerica Financial Life Insurance and Annuity Company has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (I.E., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. There was a different expense limitation in effect during 1997. See "Expense Limitations," pages 15-16. Without that expense limitation, the 1997 "other expense" ratios would have been the following: Value Portfolio, 4.04%; Growth Portfolio, 5.48%; International Growth Portfolio, 6.10%; Global Strategic Income Portfolio, 5.31%; Global Interactive/Telecomm Portfolio, 6.28%.

                              FINANCIAL HIGHLIGHTS

    The financial highlights for the periods indicated have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Trust's annual report and in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements. The annual report and Statement of Additional Information contain additional information and are available upon request and without charge. The information presented is for a share of beneficial interest outstanding through the periods ended December 31, except as noted.

                                              VALUE PORTFOLIO                              GROWTH PORTFOLIO
                                   -------------------------------------        --------------------------------------
                                    FOR THE YEAR         FOR THE PERIOD          FOR THE YEAR          FOR THE PERIOD
                                       ENDED                  ENDED                 ENDED                   ENDED
                                   DEC. 31, 1997         DEC. 31, 1996*         DEC. 31, 1997          DEC. 31, 1996*
                                   -------------------------------------        --------------------------------------
Net asset value, beginning of
 period............................ $       10.88        $        10.00         $       10.84          $        10.00
                                   --------------        ---------------        --------------         ---------------

INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income/(loss).......          0.17(1),(4)          (0.64)(1),(2)         (0.02)(1),(4)           (2.96)(1),(2)
Net realized and unrealized
 gain/(loss) on investments........          3.35                  2.15                  1.13                    3.80
                                   --------------        ---------------        --------------         ---------------
Total from investment operations...          3.52                  1.51                  1.11                    0.84
                                   --------------        ---------------        --------------         ---------------

LESS DISTRIBUTIONS:
Net Investment Income..............         (0.09)                   --                    --                      --
Net Realized Gain from Investment
 Transactions......................         (0.81)                   --                    --                      --
Distributions from capital.........            --                 (0.63)                   --                      --
                                   --------------        ---------------        --------------         ---------------
Total distributions................         (0.90)                (0.63)                   --                      --
                                   --------------        ---------------        --------------         ---------------
Net asset value, end of period..... $       13.50        $        10.88         $       11.95          $        10.84
                                   --------------        ---------------        --------------         ---------------
                                   --------------        ---------------        --------------         ---------------
Total Return.......................         32.36%(4)             15.13%(2),(3)         10.24%(4)                8.40%(2),(3)
                                   --------------        ---------------        --------------         ---------------
                                   --------------        ---------------        --------------         ---------------

RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of reporting
 period............................ $   6,584,652        $      900,331         $   4,463,531          $      148,404
Ratio of operating expenses to
 average net assets................          0.84%(4)              8.19%(2),***          0.90%(4)               34.15%(2),***
Ratio of net investment
 income/(loss) to average net
 assets............................          1.30%(4)             (6.55%)(2),***         (0.16%)(4)            (31.31%)(2),***
Portfolio turnover rate............        176.79%                73.63%               208.68%                 580.48%
Average commission per share.......       $0.0398               $0.0607               $0.0529                 $0.0344

                                       INTERNATIONAL GROWTH PORTFOLIO              GLOBAL STRATEGIC INCOME PORTFOLIO
                                   --------------------------------------        --------------------------------------
                                    FOR THE YEAR          FOR THE PERIOD          FOR THE YEAR          FOR THE PERIOD
                                       ENDED                  ENDED                  ENDED                   ENDED
                                   DEC. 31, 1997         DEC. 31, 1996**         DEC. 31, 1997          DEC. 31, 1996*
                                   --------------------------------------        --------------------------------------
                                   --------------------------------------        --------------------------------------
Net asset value, beginning of
 period............................ $       10.33        $         10.00         $        9.98          $        10.00
                                   --------------                -------         --------------         ---------------

INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income/(loss).......          0.10(1)(4)            (4.16)(1)(2)           0.36(1),(4)            (0.19)(1),(2)
Net realized and unrealized
 gain/(loss) on investments........         (0.63)                  4.67                 (0.30)                   0.23
                                   --------------                -------         --------------         ---------------
Total from investment operations...          (.53)                  0.51                  0.06                    0.04
                                   --------------                -------         --------------         ---------------

LESS DISTRIBUTIONS:
Net Investment Income..............         (0.05)                    --                 (0.11)                     --
Net Realized Gain from Investment
 Transactions......................         (0.03)                    --                 (0.05)                     --
Distributions from capital.........            --                  (0.18)                   --                   (0.06)
                                   --------------                -------         --------------         ---------------
Total distributions................         (0.08)                 (0.18)                (0.16)                  (0.06)
                                   --------------                -------         --------------         ---------------
Net asset value, end of period..... $        9.72        $         10.33         $        9.88          $         9.98
                                   --------------                -------         --------------         ---------------
                                   --------------                -------         --------------         ---------------
Total Return.......................         (5.25)(4)               5.13%(2)(3)           0.60%(4)                0.44%(2),(3)
                                   --------------                -------         --------------         ---------------
                                   --------------                -------         --------------         ---------------

RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of reporting
 period............................ $   3,207,002        $        97,387         $   2,699,938          $    1,106,697
Ratio of operating expenses to
 average net assets................          1.78%(4)              67.76%(2)              1.61%(4)                7.37%(2),***
Ratio of net investment
 income/(loss) to average net
 assets............................          0.97%(4)             (56.37%)(2)             3.67%(4)               (2.15%)(2),***
Portfolio turnover rate............         13.02%                116.21%               713.04%                 212.36%
Average commission per share.......       $0.0110                $0.0101                   n/a                     n/a

                                     GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                                     --------------------------------------
                                      FOR THE YEAR          FOR THE PERIOD
                                         ENDED                   ENDED
                                     DEC. 31, 1997          DEC. 31, 1996*
                                     --------------------------------------

Net asset value, beginning of
 period............................  $       10.00          $        10.00
                                     --------------         ---------------
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income/(loss).......           0.08(1),(4)            (0.75)(1),(2)
Net realized and unrealized
 gain/(loss) on investments........           3.95                    0.80
                                     --------------         ---------------
Total from investment operations...           4.03                    0.05
                                     --------------         ---------------
LESS DISTRIBUTIONS:
Net Investment Income..............          (0.04)                     --
Net Realized Gain from Investment
 Transactions......................          (0.67)                     --
Distributions from capital.........             --                   (0.05)
                                     --------------         ---------------
Total distributions................          (0.71)                  (0.05)
                                     --------------         ---------------
Net asset value, end of period.....  $       13.32          $        10.00
                                     --------------         ---------------
                                     --------------         ---------------
Total Return.......................          40.24%(4)                0.49%(2),(3)
                                     --------------         ---------------
                                     --------------         ---------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of reporting
 period............................  $   3,016,441          $      594,315
Ratio of operating expenses to
 average net assets................           1.47%(4)                9.83%(2),***
Ratio of net investment
 income/(loss) to average net
 assets............................           0.64%(4)               (8.32%)(2),***
Portfolio turnover rate............         114.11%                  71.44%
Average commission per share.......        $0.0509                 $0.0659

------------------------------
  * Commencement of operations February 1, 1996

 ** Commencement of operations March 26, 1996

*** Annualized

1. This information was prepared using the average number of shares outstanding during the period.

2. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1996 reflect the impact of an expense reimbursement totaling $169,554, allocated to each portfolio following stipulated criteria (See Note 10 to the financial statements). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($1.22), ($5.61), ($7.56), ($0.63) and,
    ($1.34), respectively, 14.13%, 63.54%, 126.26%,12.30%, and 16.45%, respectively, (12.40%), (58.37%), (92.05%), (7.02%), and (14.82%),
    respectively.

3. Total return measures the change in the value of an investment for the year indicated. For the period ended December 31, 1996 the total return includes a capital infusion totaling $228,823 (See Note 9 to the financial statements concerning amount allocated to each Portfolio). Absent the infusion, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 7.64%, (41.75%), (46.50%), (4.49%), and (6.68%), respectively.

4. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1997 reflect the impact of an expense reimbursement totaling $587,996, allocated to each portfolio following stipulated criteria (See Note 10 to the financial statements). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($0.34), ($0.68), ($0.45), ($0.14) and,
    ($0.62), respectively, 4.75%, 6.12%, 7.11%, 6.68%, and 7.26%, respectively,
    (2.60%), (5.38%), (4.36%), (1.39%), and (5.14%), respectively.

                              GENERAL INFORMATION

THE PALLADIAN TRUST

    This Prospectus offers shares of five Portfolios (the "Portfolios") of The Palladian Trust (the "Trust"), each with its own investment objective and investment policies. The Trust was established as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company.

THE MANAGER AND PORTFOLIO MANAGERS

    Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of the Portfolios. AFIMS manages the operations of the Trust and monitors the investment advisers that provide day-to-day management of the Portfolios (the "Portfolio Managers"). The five Portfolios and their respective Portfolio Managers are as follows:

  PORTFOLIO                                                                  PORTFOLIO MANAGER
--------------------------------------------------------  --------------------------------------------------------
  The Value Portfolio...................................    GAMCO Investors, Inc.
  The Growth Portfolio..................................    Stonehill Capital Management, Inc.
  The International Growth Portfolio....................    Bee & Associates Incorporated
  The Global Strategic Income Portfolio.................    Allmerica Asset Management, Inc.
  The Global Interactive/Telecomm Portfolio.............    GAMCO Investors, Inc.

    Each Portfolio Manager is paid on an incentive fee basis, which could result in either higher than average advisory fees or possibly no advisory fee at all, depending on how well each Portfolio Manager performs for you.

    GAMCO Investors, Inc., the Portfolio Manager for the Value Portfolio and the Global Interactive/ Telecomm Portfolio, has invested approximately $1 million in the Portfolios it manages (approximately $500,000 in each Portfolio). The Portfolio Managers for the International Growth Portfolio (Bee & Associates Incorporated) and the Growth Portfolio (Stonehill Capital Management, Inc.) have each agreed that it or its principals will invest $1 million (directly or through qualified plans) in its Portfolio when it reaches $10 million in total assets. Although a Portfolio Manager is permitted by law to sell its shares at any time, each of these three Portfolio Managers currently intend to maintain that investment as long as it manages the Portfolio. Once a Portfolio Manager makes that investment, and for as long as it maintains the investment, the Portfolio Manager will be managing a portion of their own money along with your money. The Portfolio Manager for the Global Strategic Income Portfolio does not currently have an investment in its Portfolio.

    There can be no assurance that any particular Portfolio investment objective will be attained. The Board of Trustees may establish additional Portfolios at any time and may discontinue offering a Portfolio at any time.

INVESTMENT OBJECTIVES

    The Trust is currently offering shares of five separate Portfolios. Each Portfolio has a different investment objective which it pursues through different investment policies as described below. Since the Portfolios have different investment objectives, each can be expected to have different investment results and incur different market and financial risks. There can be no assurance that any of these objectives will be met.

    The investment objectives of the Portfolios are fundamental, which means they may not be changed without shareholder approval as required by the 1940 Act.

    THE VALUE PORTFOLIO seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

    THE GROWTH PORTFOLIO seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

    THE INTERNATIONAL GROWTH PORTFOLIO seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO seeks to make money for investors by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

                            MANAGEMENT OF THE TRUST

    The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

    The Trust is responsible for the payment of certain fees and expenses including, among others, the following: (1) fees of the Manager and the Portfolio Managers; (2) custodial, accounting, auditing, legal and transfer agency fees; (3) fees of independent trustees; (4) brokerage fees and commissions in connection with the purchase and sale of Portfolio securities;
(5) taxes; (6) the reimbursement of organizational expenses; and (7) expenses of printing and mailing prospectuses, proxy statements and shareholder communications.

MANAGER

    Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is located at 440 Lincoln Street, Worcester, Massachusetts 01653. AFIMS is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFC is the parent company of the two life insurance companies currently utilizing the Trust as an underlying fund for its variable contracts, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and First Allmerica Financial Life Insurance Company.

    The advisory agreement under which AFIMS serves as Manager will remain in effect past June 11, 1998 only if approved by shareholders. The Board of Trustees has called a shareholder meeting for June 8, 1998, to seek the required shareholder approval. Proxy materials will be issued to contract owners with funds invested in the Trust as of the record date of April 9, 1998.

    Prior to February 12, 1998, Palladian Advisors, Inc. ("PAI") served as Manager of the Trust, and Tremont Partners, Inc. ("Tremont") served as Portfolio Adviser to the Trust. AFIMS now serves as Manager of the Trust, and there is no Portfolio Adviser. Tremont was previously paid by PAI (not the Trust). Thus, overall advisory fees were not changed as a result of the switch from PAI and Tremont to AFIMS.

PORTFOLIO MANAGERS

    Each Portfolio Manager makes specific investments on behalf of a Portfolio in accordance with the particular Portfolio's objective and the Portfolio Manager's investment approach and strategies. The Portfolio Managers designated for each Portfolio are listed and described below.

    Selection and retention criteria for Portfolio Managers include: (1) their historical performance records relative to their respective markets and peer groups; (2) consistent performance in the context of the markets and preservation of capital in declining markets; (3) organizational stability and reputation; (4) the quality and depth of investment personnel; (5) the ability of the Portfolio Manager to apply its approach consistently; and (6) a willingness to work on an incentive fee basis. Each Portfolio Manager will not necessarily exhibit all of the criteria to the same degree. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Portfolio Manager. It should be noted, however, that there can be no certainty that any Portfolio Manager will obtain superior results at any given time.

    The Portfolio Managers activities are subject to general oversight by the Trustees and AFIMS. Although the Trustees and AFIMS do not evaluate the investment merits of the Portfolio Managers' specific securities selections, they do review the performance of each Portfolio Manager relative to the selection criteria.

    The Portfolio Managers for the Portfolios are as follows:

    THE VALUE PORTFOLIO. GAMCO Investors, Inc. ("GAMCO"), One Corporate Center, Rye, New York 10580-1434, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments. GAMCO is a wholly-owned subsidiary of Gabelli Funds, Inc. As of December 31, 1997, GAMCO managed assets of approximately $6.1 billion. Mario J. Gabelli may be deemed a "controlling person" of GAMCO on the basis of his ownership of stock of Gabelli Funds, Inc. Mr. Gabelli is primarily responsible for the day-to-day investment management of the Portfolio. Mr. Gabelli has been the Chief Investment Officer of GAMCO since its organization in 1978.

    THE GROWTH PORTFOLIO. Stonehill Capital Management, Inc. ("Stonehill Capital"), 767 Third Avenue, New York, New York 10017, is owned by its founder Robert L. Emerson. As of December 31, 1997, Stonehill Capital managed assets of approximately $11.6 million. Mr. Emerson is primarily responsible for the day-to-day investment management of the Portfolio, and has been President of Stonehill Capital for the past five years.

    THE INTERNATIONAL GROWTH PORTFOLIO. Bee & Associates Incorporated ("BAI"), 370 17th Street, Suite 3560, Denver, Colorado 80202, was formed in 1989 to provide global equity management expertise to individuals, retirement plan sponsors, foundations, endowments and other entities. As of December 31, 1997, BAI managed assets of approximately $490 million. Bruce B. Bee is primarily responsible for the day-to-day investment management of the Portfolio. Since BAI's organization in 1989, Mr. Bee has been the firm's controlling person and principal portfolio manager.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO. Allmerica Asset Management, Inc. ("AAM"), like AFIMS (the Trust's Manager), is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AAM is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1997, AAM managed assets of approximately $11 billion. Lisa M. Coleman is primarily responsible for the day-to-day investment management of the Portfolio. Since 1994, Ms. Coleman has served as a portfolio manager for AAM. From 1989 through 1994, she served as a Deputy Manager, Portfolio Management, for Brown Brothers Harriman & Company.

    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO. GAMCO manages this Portfolio, as well as the Value Portfolio. Mario J. Gabelli is primarily responsible for the day-to-day investment management of the Global Interactive/Telecomm Portfolio. Mr. Gabelli has been Chief Investment Officer of GAMCO since its organization in 1978.

MANAGEMENT AND PORTFOLIO MANAGEMENT INVESTMENT ADVISORY FEES

    As explained in more detail above, AFIMS serves as the overall manager of the Portfolios, and the Portfolio Managers handle the day-to-day investment management of the Portfolios. For these services, each Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. The overall fee varies based on the performance of that Portfolio (after expenses) compared to that of an appropriate benchmark. The overall advisory fee is split among the various advisers in the following manner. The Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

    FIXED ADVISORY FEE FOR THE 12 FULL CALENDAR MONTHS. For the period beginning on the effective date of a Portfolio Management Agreement with a new Portfolio Manager (or, in the case of a Portfolio that has had only one Portfolio Manager, the day on which the Portfolio commenced investment operations) and ending with the last day of the twelfth full calendar month thereafter, each Portfolio will be paid a monthly advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is applicable only to the Global Strategic Income Portfolio. In addition, the fee for that Portfolio is subject to certain limitations described in note (1) to the charts on pages 4-7.

    PERFORMANCE-BASED FEE. After the first 12 full calendar months with a new Portfolio Manager as described above, each Portfolio pays, at the end of each month, a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained below, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee equals one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of a selected benchmark index over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance.

    As noted above, performance of both the Portfolio and the selected benchmark index is calculated on a rolling 12-month period (I.E., the previous 12 months, including the month for which the fee is being calculated). The performance of a Portfolio is calculated by first determining the change in the Portfolio's net asset value per share during the period, assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time. The performance of the selected benchmark index is calculated as the sum of the change in the level of the index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the index accumulated to the end of the period, and then expressing that amount as a percentage of the index at the beginning of the period.

    No Incentive Fee will be paid if the Portfolio's performance equals the targeted performance--selected benchmark index plus 2.25 percentage points. The maximum fee will be paid if performance is 5.25 percentage points higher than the target (I.E., 7.5 percentage points higher than the selected benchmark index). No fee will be paid if performance is 5.25 percentage points lower than the target (I.E., more than 3 percentage points below the selected benchmark index). The chart below further explains the Incentive Fee at various performance levels.

PERCENTAGE POINT DIFFERENCE BETWEEN PERFORMANCE
OF THE PORTFOLIO
(NET OF EXPENSES INCLUDING BASIC FEE AND
INCENTIVE FEE)                                                       INCENTIVE FEE   TOTAL ADVISORY
AND CHANGE IN SELECTED BENCHMARK INDEX              BASIC FEE (%)         (%)              FEE
-------------------------------------------------  ---------------  ---------------  ---------------
+7.5 or greater..................................           2.0              2.0              4.0
+6.0 or greater, but less than +7.5..............           2.0              1.5              3.5
+4.5 or greater, but less than +6.0..............           2.0              1.0              3.0
+3.0 or greater, but less than +4.5..............           2.0              0.5              2.5
+1.5 or greater, but less than +3.0..............           2.0              0.0              2.0
0.0 or greater, but less than +1.5...............           2.0             -0.5              1.5
-1.5 or greater, but less than 0.0...............           2.0             -1.0              1.0
-3.0 or greater, but less than -1.5..............           2.0             -1.5              0.5
Less than -3.0...................................           2.0             -2.0              0.0

    MAXIMUM FEE IF PERFORMANCE IS NEGATIVE. Notwithstanding the above schedule, if the absolute performance of a Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above. If a Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by twelve percentage points but does exceed the selected benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of a Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the selected benchmark by twelve percentage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

    SIZE OF FEE. The Basic Fee payable by the Portfolios is at a rate higher than the investment advisory fees paid by most other investment companies. If a Portfolio outperforms the selected benchmark by 3.0 percentage points or more, the advisory fee payable by a Portfolio may further exceed those paid by other investment companies. On the other hand, if a Portfolio underperforms the selected benchmark, the advisory fee paid by the Portfolio may be less than those paid by other investment companies. If, during the applicable performance period, a Portfolio underperforms the selected benchmark by three or more percentage points, the Portfolio will not pay any advisory fee, although the Manager and Portfolio Managers will remain obligated to provide the Portfolio with the services contemplated herein as long as they are in effect.

    PERFORMANCE BENCHMARKS. As described above, total advisory fees paid to each Portfolio Manager for advising the Portfolios are based on the performance of the Portfolio they manage relative to a market benchmark selected in light of the investment objective and policies of the Portfolio. The performance benchmarks selected for the Portfolios are listed below and described in more detail in Appendix A.

  PORTFOLIO                                                                PERFORMANCE BENCHMARK
--------------------------------------------------------  --------------------------------------------------------
  The Value Portfolio...................................    S&P 500
  The Growth Portfolio..................................    S&P 500
  The International Growth Portfolio....................    MSCI--Europe, Australia, Far East
                                                            (EAFE) Index
  The Global Strategic Income Portfolio.................    JP Morgan Global Government Bond
                                                            Index, Unhedged
  The Global Interactive/Telecomm Portfolio.............    S&P 500
------------------------------------------------------------------------------------------------------------------

EXPENSE LIMITATIONS

    EXPENSE LIMITATIONS FOR 1998 EXPENSES. Allmerica Financial has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (I.E., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. Allmerica Financial has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any final adjustment to be made not later than January 15, 1999). Allmerica Financial, if agreed to by the Board, may continue this voluntary expense limitation past December 31, 1998. This expense limitation was implemented effective February 13, 1998. In addition, on February 24, 1998, Allmerica Financial voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $8,469.29; Growth Portfolio, $10,350.93; International Growth Portfolio, $7,723.73; Global Strategic Income Portfolio, $7,936.72; Global Interactive/Telecomm Portfolio, $6,618.72. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. Allmerica Financial received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase in paid in capital for each Portfolio.

    REIMBURSEMENT PROVISION FOR 1998 EXPENSES. For the two years following the date that the Allmerica Financial expense limitation ends, each Portfolio will reimburse Allmerica Financial for any Portfolio expenses it reimbursed pursuant to the expense limitation, provided that such reimbursement to Allmerica Financial does not cause the Portfolio's "other expense" ratio to exceed the limitation for that Portfolio set forth above. This reimbursement for the 1998 expenses will not commence until the Payment Group has been fully reimbursed for the 1996 and 1997 expenses, as discussed below. After the two year period after the Allmerica Financial expense limitation ends, the Portfolios' obligation to reimburse Allmerica Financial will cease.

    EXPENSE LIMITATIONS FOR 1996 AND 1997 EXPENSES. The former Manager of the Trust, Palladian Advisors, Inc. ("PAI") agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (I.E., expenses other than management fees) from September 11, 1996 through December 31, 1997 exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. In addition, PAI voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $51,906.35; Growth Portfolio, $49,230.63; International Growth Portfolio, $34,947.29; Global Strategic Income Portfolio, $52,077.06; and Global Interactive/Telecomm Portfolio, $40,662.47. The amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations set forth above during the period from the commencement of operations to September 10, 1996 when the expense limitations became effective.

    At the request of the Board of Trustees, PAI committed to pay all amounts due under the expense reimbursement arrangement on or about December 31, 1997. In January 1998, however, PAI advised the Board of Trustees that it did not have sufficient assets to make the required payment. Accordingly, the Board of Trustees and PAI pursued and considered other options under which the payment could be made. The Board of Trustees determined that it was in the best interests of shareholders to accept an offer from a group (the "Payment Group") willing to immediately pay to the Trust the full amount due under the expense limitation. The Payment Group currently includes Allmerica Financial, the issuer of a variable annuity contract utilizing the Portfolios as investment options, certain principals of PAI or entities selling the variable contracts (H. Michael Schwartz, Lesta Summerfield-Stacom, and Andrew Westhem).

    On January 28, 1998, the Payment Group paid the Portfolios the full amounts then due under the expense limitation arrangement. Subsequent adjustments were made during the audit and Allmerica Financial paid the Portfolios additional amounts due under the expense limitation arrangement. Combining these payments, the following amounts have been paid to the Trust: Value Portfolio, $146,510; Growth Portfolio, $123,531; International Growth Portfolio, $96,868; Global Strategic Income Portfolio, $121,760; Global Interactive/Telecomm Portfolio, $99,327. Accordingly, the Trust has been fully reimbursed for amounts owed under the expense limitation arrangement.

    REIMBURSEMENT PROVISION FOR 1996 AND 1997 EXPENSES. Through December 31, 1999, each Portfolio must reimburse the Payment Group for the payment described above, any fees provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the previous expense limitation for that Portfolio under the Manager's expense limitation arrangement. (Those limitations are listed above.) This reimbursement obligation is the same as the reimbursement obligation that was in place for PAI. After December 31, 1999, the Portfolios' reimbursement liability to the Payment Group will cease.

CUSTODIAN AND TRANSFER AGENT

    The custodian and transfer agent for the Trust is Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each of the Portfolios has a different investment objective, described below. Each Portfolio is managed by its own Portfolio Manager. There can be no assurance that any of the Portfolios will achieve their investment objective. Each Portfolio is subject to the risk of changing economic, business, and financial conditions, as well as the risk the Portfolio Manager will not accurately anticipate those changes. As with any security, a risk of loss is inherent in an investment in a Portfolio's shares.

    The different types of securities and investment techniques used by the individual Portfolio Managers all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

    Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, under "Description of Securities and Investment Techniques" in this Prospectus and in the Statement of Additional Information.

    The investment objectives of the Portfolios are fundamental, which means that they may be changed only with shareholder approval in accordance with the 1940 Act. Unless otherwise indicated, each Portfolio's practices, policies, and programs for achieving its objectives are not fundamental and thus may be changed by the Board of Trustees without shareholder approval. The Statement of Additional

Information sets forth certain investment restrictions which are fundamental, and, like the investment objectives, may be changed only with shareholder approval.

THE VALUE PORTFOLIO

    The Value Portfolio seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

    In identifying such companies, the Portfolio Manager seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Portfolio Manager believes informed industrialists would be willing to pay to acquire companies with similar characteristics. If investor attention is focused on the underlying asset values of these companies through an emerging or anticipated development or other catalyst, an investment opportunity to realize this private market value may exist. Undervaluation of a company can result from a variety of factors, such as a lack of investor recognition of (1) the underlying value of a company's fixed assets, (2) the value of a consumer or commercial franchise, (3) changes in the economic or financial environment particularly affecting a company, (4) new, improved or unique products or services, (5) new or rapidly expanding markets,
(6) technological developments or advancements affecting a company or its products, or (7) changes in government regulations, political climate or competitive conditions. The actual developments or catalysts particularly applicable to a given company that may, in the Portfolio Manager's judgment, lead to significant appreciation of that company's securities include: a change in management or management policies; the acquisition of a significant equity position by an investor or group of investors acting in concert; a merger, reorganization, sale of a division, or a third-party or issuer tender offer, the spin-off to shareholders of a subsidiary, division or other substantial assets; or a recapitalization, an internal reorganization or the retirement or death of a senior officer or substantial shareholder. In addition to the foregoing factors, developments and catalysts, the Portfolio Manager, in selecting investments, also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

    The Portfolio seeks to achieve its objective by investing primarily in a portfolio of common stocks, preferred stocks and other securities convertible into, or exchangeable for, common stocks. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," pages 21-22. When the Portfolio Manager believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits and repurchase agreements with respect to such instruments.

THE GROWTH PORTFOLIO

    The Growth Portfolio seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

    In considering securities for the Portfolio, the Portfolio Manager reviews on a weekly basis the projected annual earnings, sales growth, quarterly profit outlook and valuations of a universe of approximately 200 companies. These companies are, for the most part, involved in the retail, food service, healthcare, technology and financial services industries and typically have high returns on equity, strong brand names, rapid unit volume sales growth and, with the exception of financial companies, balance sheets with little or no debt. The Portfolio Manager usually seeks to select companies that enjoy market dominance, which, in turn, confers pricing power within a growing market niche. Such pricing control normally produces high returns on investment which allows companies to fund superior growth without the need for dilutive financing.

    The Portfolio Manger's 200 stock universe is constantly being modified and updated with an active and ongoing effort to find more attractive stocks. Additions to the list are made when the Portfolio Manager finds a company with financial characteristics superior to the least attractive stocks in the current universe. Deletions are made when a company's fundamental prospects deteriorate.

    From the Portfolio Manager's 200 stock universe, investments are made in those stocks which meet all of the following criteria: (1) accelerating near-term profit growth; (2) valuation in the lower half of the stock's historic range; and (3) price momentum superior to that of the overall market. Normally, 60 to 80 stocks from the Portfolio Manager's universe meet these tests.

    Stocks will typically be sold whenever any of the following occurs: (1) a reduction in quarterly or annual earnings estimates; (2) a company's long-term competitive position is called into question; (3) the stock's valuation on the next 12 months' earnings moves into the upper 10% of its historic range; or (4) the stock price experiences a unexpected decline.

    The Portfolio's policy stresses flexibility and adaptability in arranging its Portfolio to seek the desired results. Common stocks will generally constitute all or most of the Portfolio, but the Portfolio may invest in preferred stocks, debt securities and cash instruments when, in the judgment of the Portfolio Manager, a more conservative investment position seems appropriate in light of anticipated market conditions. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," pages 21-22. The Portfolio will not invest for purposes of exercising management or control.

    The Portfolio will be subject to the risks of investment in equity securities, I.E., there is no assurance of capital appreciation and there is a substantial risk of decline. Investment in the securities of new companies may in some instances involve a higher degree of risk than investments in securities of companies with longer operating histories. The Portfolio does not intend to invest in securities of companies with no operating history. Any current income from dividends received from such securities will be entirely incidental.

THE INTERNATIONAL GROWTH PORTFOLIO

    The International Growth Portfolio seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

    Foreign securities are defined as securities of issuers whose principal activities are outside of the United States. In determining whether an issuer's principal activities and interests are outside the United States, the Portfolio Manager will look at such factors as the location of its assets, personnel, sales and earnings.

    Normally, at least 65% of the Portfolio's total assets will be invested in securities of issuers from at least three different countries outside of North America. Although the Portfolio may invest up to 35% in securities of issuers from Canada, Mexico and the United States, the Portfolio Manager currently does not expect to invest in a significant part of this amount in securities of U.S. issuers. No more than 20% of the Portfolio's net assets may be invested in the securities of any one foreign country, except that the Portfolio may invest up to 35% of net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

    In considering securities for the Portfolio, the Portfolio Manager will concentrate on companies with market capitalization of under $1 billion. When allocating the Portfolio's investments among geographic regions and individual countries, the Portfolio Manager considers various criteria, such as prospects for relative economic growth among countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships. The Portfolio Manager expects to invest most of the Portfolio's assets in securities of issuers located in developed countries in these general geographic areas: the Americas (other than the United States), the Far East and Pacific Basin, Australia, Scandinavia and Western Europe.

    The Portfolio Manager may invest the Portfolio's assets in all types of securities, most of which are denominated in foreign currencies. The Portfolio Manager expects that opportunities for long term growth of capital will come primarily from common stock, securities such as warrants or rights that are convertible into common stock, preferred stock, and depository receipts for those securities. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," pages 21-22. The Portfolio does not place any emphasis on dividends or interest income except when the Portfolio Manager believes this income will have a favorable influence on the market value of the security. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, commodities, securities indices, or other financial indicators. In the normal course of managing the Portfolio, the Portfolio Manager may invest a portion of the Portfolio's assets in U.S. and foreign government obligations and money market securities (including repurchase agreements) when the Portfolio has monies not yet invested, it has sold one security and is waiting to buy another one, so that it will be prepared to meet redemption requests, or to earn a return on available cash balances. When market conditions warrant, the Portfolio Manager can make substantial temporary defensive investments in U.S. government obligations or investment-grade obligations of companies incorporated in and having principal business activities in the United States.

THE GLOBAL STRATEGIC INCOME PORTFOLIO

    The Global Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

    The Global Strategic Income Portfolio allocates its assets among debt securities of issuers in three separate areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The Portfolio will select particular debt securities in each sector based on their relative investment merits. Within each area, the Portfolio selects debt securities from those issued by governments and their agencies and instrumentalities; central banks; and commercial banks and other corporate entities.

    The Portfolio Manager will actively manage both the allocation of assets among the major markets and the currencies underlying the fixed income securities purchased for the Portfolio. In doing so, the Portfolio Manager will rely on its proprietary technical and fundamental global fixed income and multi-currency systems which allow the Portfolio Manager to identify market changes. The Portfolio Manager does not use its system to forecast market changes or for market timing purposes.

    Debt securities in which the Global Strategic Income Portfolio may invest include bonds, notes, debentures, and other similar instruments. The Portfolio normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade, or, if unrated, are determined by the Portfolio Manager to be of comparable quality. No more than 50% of the Portfolio's assets may be invested in securities of below investment grade quality (also called high yield/high risk bonds), which involve a high degree of risk and are predominantly speculative. See "Debt Securities", pages 21-22. Consistent with the foregoing percentage limitations, the Portfolio may invest in securities that are in default in payment of principal and/or interest.

    For purposes of the Portfolio's operations, "emerging markets" consist of all countries determined by Portfolio Manager to have developing or emerging economies and markets. These countries generally are expected to include every country in the world except the United States, and the developed foreign countries of Canada, Japan, Australia, New Zealand and most countries in Western Europe. The Global Strategic Income Portfolio considers investment in the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Czechoslovakia, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Zimbabwe.

    The Global Strategic Income Portfolio's investments in emerging market securities will consist substantially of debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The Portfolio Manager may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Portfolio without regard to ratings. Currently, substantially all emerging market debt securities are of below investment grade quality. Because the Global Strategic Income Portfolio's investment in debt securities rated below investment grade (I.E., high yield/high risk bonds) is limited to 50% of its total assets, its investment in emerging market debt securities is therefore effectively limited to 50% of its assets as well. Emerging market securities are subject to greater risks than securities from developed nations. See "Foreign Securities," pages 26-27.

    The Global Strategic Income Portfolio also may consider making carefully selected investments in below investment grade debt securities of corporate issuers in the United States and in developed foreign markets, subject to the overall 50% limitation on high yield/high risk bonds. The Global Strategic Income Portfolio also may invest up to 5% of its assets in loan participations and assignments. More information is included in the Statement of Additional Information.

THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

    The Global Interactive/Telecomm Portfolio seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

    Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common and preferred stocks of (1) companies participating in emerging technological advances in interactive services and products that are accessible to individuals in their homes or offices through consumer electronics devices; (2) telecommunications companies; and (3) companies outside of the telecommunications industry which, in the opinion of the Portfolio Manager, stand to benefit from development in the telecommunications industry. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," pages 21-22. When the Portfolio Manager believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits and repurchase agreements with respect to such instruments.

    For example, the Portfolio may invest in companies involved in the following products and services: emerging technologies combining television, telephone and computer systems; regular telephone service; wireless communications services and equipment, including cellular telephone data and voice transmission; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking; linkage of data and word processing systems; publishing and information systems; broadcasting, including television and radio; cable television systems and networks; wireless cable television and other emerging distribution technologies; the creation, packaging, distribution, and ownership of entertainment programming; computer hardware and software and other equipment used in the creation and distribution of entertainment programming; interactive and multimedia programming including home shopping and multiplayer games; and advertising agencies and niche advertising mediums such as in-store or direct mail.

    In analyzing companies for investment, the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; and effective research and product development and marketing.

    The Portfolio Manager will allocate the Portfolio's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Portfolio's investment objective are expected to be the most attractive. The Portfolio may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Portfolio will invest in at least three different countries, including the United States; issuers in any one country, other than the U.S., will represent no more than 40% of the Portfolio's assets.

    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Portfolio Manager believes that privatizations in the telecommunications industry may offer opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Portfolio to participate in privatizations may be limited by local law and/or the terms on which the Portfolio may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

    The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as described in "Investment Objectives and Policies" as well as the risks associated with such securities and techniques.

U.S. GOVERNMENT SECURITIES

    All of the Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

    Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

DEBT SECURITIES

    All Portfolios may invest in debt securities of domestic or foreign issuers (both U.S. dollar denominated and non-U.S. dollar denominated). All Portfolios may also invest in obligations of international organizations such as the International Bank for Reconstruction and Development (the World Bank). Each Portfolio may only invest in (1) debt securities which meet the minimum ratings criteria set forth for that particular Portfolio and (2) unrated debt securities that are, in the Portfolio Manager's determination, comparable in quality to the rated debt securities in which the Portfolio may invest.

    The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

    The Global Strategic Income Portfolio may invest up to 50% of its assets in debt securities that are below investment grade (I.E., rated BB or lower by Standards & Poor's, rated Ba or lower by Moody's, or unrated but determined by the Portfolio Manager to be of similar quality). These securities are commonly referred to as "junk bonds" or "high yield/high risk debt securities." The Value, Growth, International Growth and Global Interactive/Telecomm Portfolios may each invest up to 5% of assets in high yield/high risk debt securities.

    High yield/high risk debt securities involve significant risks. They are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of the securities also tend to be more sensitive than higher rated securities to news about the issuer and changes in overall economic conditions. In addition, markets for lower-rated securities may be more limited than for higher-rated securities.

    New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolios will not accrue any income on these securities prior to delivery. The Portfolios will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

    Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Portfolio Manager.

MORTGAGE-BACKED SECURITIES

    All Portfolios may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S.; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency but not the U.S. The guarantees, however, do not extend to the securities' value or yield, which are likely to fluctuate inversely with fluctuations in interest rates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of mortgage-backed securities.

    The Portfolios may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards discussed above for debt securities.

    The Portfolios may invest in collateralized mortgage obligations ("CMOs"). A CMO is a security issued by a corporation or a U.S. government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which classes of obligations are redeemed.

OTHER ASSET-BACKED SECURITIES

    All Portfolios may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as automobile or credit card receivables. Asset-backed securities present certain risks, including the risk that the underlying obligor on the asset, such as the automobile purchaser or the credit card holder, may default on his or her obligation. In addition, asset-backed securities often do not provide a security interest in the related collateral. For example, credit card receivables are generally unsecured, and the pool of automobile receivables may not include the security interests in those automobiles. In general, however, these type of loans have a shorter average life than mortgage loans and are less likely to have substantial prepayments.

VARIABLE AND FLOATING RATE SECURITIES

    All Portfolios may invest in variable and floating rate securities.

    Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

    Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

    All Portfolios may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Portfolio may also invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. See "Foreign Securities" on pages 26-27 and "Banking Industry and Savings Industry Obligations" in the Statement of Additional Information regarding risks attending investment in foreign instruments generally and foreign bank instruments in particular.

    The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

        (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

        (ii) in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund, as the case may be; and

       (iii) in the case of a foreign bank, the security is, in the determination of the Portfolios' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

    All Portfolios may invest in commercial paper, which includes short-term unsecured promissory notes, variable rate demand notes, and variable note master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions, as well as similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Portfolios must be, the time of investment, (i) rated "P-1" by Moody's or "A-1" by S&P, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" by S&P, or (iii) securities which, if not rated, are in the opinion of the Portfolio Manager of an investment quality comparable to rated commercial paper in which the Portfolio may invest. See Appendix B for description of these ratings.

REPURCHASE AGREEMENTS

    All Portfolios may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed-upon time and price. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays or difficulties in exercising its right to realize a gain upon the securities held as collateral and might incur a loss if the value of the securities should decline.

REVERSE REPURCHASE AGREEMENTS

    All Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Those agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid.

LENDING PORTFOLIO SECURITIES

    For the purpose of realizing additional income, each Portfolio may lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risk of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

ILLIQUID SECURITIES

    Each Portfolio may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"), which would include repurchase agreements having more than 7 days to maturity. A considerable period of time may elapse between a Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. The SEC has adopted Rule 144A which permits resale among certain institutional investors of certain unregistered securities. As a result, a significant institutional trading market has developed in many unregistered securities relying on this rule. In determining whether such securities should be considered liquid, the Portfolios will consider the following factors, among others: (1) the frequency of the trades and the quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

WARRANTS

    Each Portfolio may invest up to 5% of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition. No Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after the purchase, more than 2% of the Portfolio's assets would be invested in such warrants.

    The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

OTHER INVESTMENT COMPANIES

    All Portfolios may invest in shares issued by other investment companies. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolios' total assets in the investment company, or (3) invest more than 10% of the Portfolios' total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

SHORT SALES

    All Portfolios may make short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of the security. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

    When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until the Portfolio replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

    The Portfolios' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, as discussed below, the Portfolios will be required to deposit collateral consisting of cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Portfolios' potential loss on a short sale, which may exceed the entire amount of the collateral.

    If the price of the security sold short increases between the time of the short sale and the time the Portfolios replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Portfolios may have to pay in connection with such short sale.

    A Portfolio may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Portfolio's net assets. In addition, a Portfolio will not make short sales of the securities of any one issuer to the extent of more than 2% of the Portfolio's net assets, nor will a Portfolio make short sales of more than 2% of the outstanding securities of one class of any issuer. The Portfolios are not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX

    All Portfolios may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, a Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Portfolios would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio or to receive a portion of the interest earned by the executing broker from the proceeds of the sale. Short sales against the box are not subject to the percentage limitations on short sales described above.

FOREIGN SECURITIES

    All Portfolios, except the Global Strategic Income Portfolio, may invest in equity securities of foreign issuers. Each of the Portfolios may invest in American Depository Receipts ("ADRs"), which are described below. All Portfolios may invest in foreign government securities that are denominated in U.S. dollars, and none of these Portfolios except for the International Growth and Global Interactive/Telecomm Portfolios, will purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such securities. The Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this section for further description of these securities.

    Each Portfolio is subject to the following guidelines for diversification of foreign security investments. If a Portfolio has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers domiciled or primarily traded in one country. If a Portfolio has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers domiciled or primarily traded in at least two different countries. Similarly, if a Portfolio has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated in at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Portfolios' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers.

    A Portfolio may have no more than 20% of its net asset value invested in securities of issuers domiciled or primarily traded in any one foreign country, except that a Portfolio may have up to 35% of its net asset value invested in securities of issuers domiciled or primarily traded in any one of the following countries: Australia, Canada, France, Japan, The United Kingdom, or West Germany.

    Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

    There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

    Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

    ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities.

    Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country) or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS

    All Portfolios may invest up to 10% of its total assets, in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. Each Portfolio may also engage in gold futures contracts. (See "Futures Contracts" for further explanation of this investment technique.) The Portfolios will further restrict the level of their metal investments if necessary in order to comply with applicable regulatory requirements. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio intends to manage its metal investments and/or futures contracts on metals so that less than 10% of its gross income for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

    Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, I.E., coins will not be purchased for their numismatic value. Any metals purchased by the Portfolios will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income and will subject the Portfolios to higher custody and transactional costs than are normally associated with the ownership of securities or futures contracts on precious metals.

    Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. At the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price.

FUTURES CONTRACTS

    All Portfolios may purchase and sell (i) interest rate futures contracts,
(ii) stock index futures contracts, (iii) foreign currency futures contracts,
(iv) futures contracts on gold and other precious metals, and (v) options on these futures contracts. A futures contract provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or commodity for a specified price at a designated date, time, and place.

    The Portfolios will use futures contracts solely for the purpose of hedging positions with respect to securities, interest rates, foreign currencies, and gold and other precious metals.

    An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The Portfolios will utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

    There are several risks associated with the use of futures and futures options for hedging purposes. While a Portfolio's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

    There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Portfolios from liquidating an unfavorable position and the Portfolios would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

    A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.

OPTIONS

    The Portfolios may purchase and sell (I.E., write) put and call options on equity securities, debt securities, securities indices, and foreign currencies. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time.

    Although options will be primarily used to minimize principal fluctuations or to generate additional premium income, they do involve certain risks. The Portfolio Manager may not correctly anticipate movements in the relevant markets, thus causing losses on the Portfolio's options positions.

    A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. There can be no assurance that a Portfolio will be unable to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Portfolio may be unable to liquidate an OTC option.

    The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. Price movements in a Portfolio's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings.

    A Portfolio's successful use of options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

FOREIGN CURRENCY TRANSACTIONS

    All Portfolios may enter into forward currency contracts and enter into currency exchange transactions on a spot (I.E., cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information.

LEVERAGE

    Each Portfolio may leverage its investments by purchasing securities with borrowed money. In leveraging its investments, each Portfolio may borrow up to 33 1/3% of the value of its total assets (minus liabilities other than the borrowing). Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolios' net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

    Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described above. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

    A Portfolio may, in connection with permissible borrowings, transfer as collateral securities it owns.

INDEXED SECURITIES

    Each Portfolio may invest up to 5% of its assets in indexed securities. Indexed securities values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

                            INVESTMENT IN THE TRUST

DETERMINATION OF NET ASSET VALUE

    The net asset values per share of the Portfolios are calculated as of 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York Stock Exchange is open for trading, exclusive of federal holidays. Net asset value per share is calculated by dividing the aggregate value of each Portfolio's assets less all liabilities by the number of each Portfolio's outstanding shares.

    The Board of Trustees has established procedures to value each Portfolio's assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors.

    Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

    Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

    When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolios' assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appropriately translated foreign market closing prices.

    Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Portfolios' net asset value is determined may not be reflected in the calculation of net asset value of the Portfolio unless the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, although the actual calculations will be made by the Portfolio Manager acting under the direction of the Board and subject to the Board's review.

PURCHASE OF SHARES

    The Trust is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for certain qualified pension and retirement plans. The Trust currently does not foresee any disadvantages to variable contract owners or retirement plan participants arising from offering the Trust's shares to separate accounts of unaffiliated insurers, to separate accounts funding both life insurance contracts and annuity contracts, and to qualified plans. Because of differences in tax treatment and other considerations, however, it is possible that the interests of contract owners and plan participants might at some time be in conflict. Accordingly, the Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

    Shares of the Portfolios are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order. The Portfolios reserve the right to cease offering its shares at any time.

REDEMPTION OF SHARES

    Shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the net asset value per share next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, or sooner if required by law.

    The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders.

    If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolios of the Portfolios, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

    The Trust intends that the Portfolios will qualify to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Portfolios qualify as regulated investment companies and distribute substantially all of their net investment income and their net capital gains, the Portfolios generally will not be subject to federal income tax to the extent they distributes to shareholders such income and capital gains in the manner required under the Code.

    Tax consequences to the Variable Contract owners are described in the prospectus for the pertinent Variable Contract.

    The provisions of the Code and the Treasury Regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. Accordingly, this prospectus provides only general tax information, and participants in qualified retirement plans that invest directly in the Portfolios should consult a qualified tax adviser before purchasing or redeeming any Portfolio shares. In general, assuming that a plan adheres to the applicable limitations of the Code and Treasury Regulations, payments for the purchase of Portfolio shares (other than after-tax employee payments) will be deductible (or not includable in income) up to certain amounts each year. Federal income tax currently is not imposed upon the investment income and realized gains until redemption. When Portfolio shares are redeemed for the purpose of making payments to plan participants, all or a portion of the payment is normally taxable as ordinary income. Some redemptions may also be subject to penalty tax. For more information contact a qualified tax adviser.

    The Portfolios will declare as a dividend and distribute net investment income at least once annually. The Portfolios will distribute any net realized capital gains at least once annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Portfolios. Dividends declared in October, November, or December to shareholders of record in such month and paid during the following January will be treated as having been distributed and received by shareholders on December 31.

    Regulations under Section 817(h) of the Code contain certain diversification requirements. Generally, under those regulations, the Portfolios will be required to di versify its investments so that, on the last day of each quarter of a calendar year, no more than 55% of the value of its assets will be represented by any one investment, no more than 70% will be represented by any two investments, no more than 80% will be represented by any three investments, and no more than 90% will be represented by any four investments. For this purpose, all securities of a given issuer are treated as a single investment, but, each U.S. Government agency and instrumentality is treated as a separate issuer. In addition, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

                               OTHER INFORMATION

CAPITALIZATION

    The Trust was organized as a Massachusetts business trust on September 8, 1993. The Trust currently issues shares of the five portfolios described in this prospectus. The Agreement and Declaration of Trust established three other portfolios, and the Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the Trust's Agreement and Declaration of Trust, shares of the Portfolios are fully paid, redeemable, freely transferable, and non-assessable by the Trust.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and should be considered remote.

VOTING RIGHTS

    Shareholders of the Trust are given certain voting rights. Each share of the Portfolios will be given one vote, unless otherwise required by law.

    Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Trust will request voting instructions from Variable Contract owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

    As explained in "The Manager and Portfolio Managers" page 10, some Portfolio Managers invested or agreed to invest in the Portfolios they manage. Each of those Portfolio Managers has agreed to vote its shares in the same proportion as all Contract owners having voting rights with respect to the Portfolio or in such other manner as may be required by the SEC or its staff.

PORTFOLIO BROKERAGE

    A Portfolio Manager may employ an affiliated broker to execute brokerage transactions on behalf of the Portfolio as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. GAMCO, the Portfolio Manager for the Value and Global Interactive Telecomm Portfolios, uses an affiliated broker (Gabelli & Company, Inc.) to execute most brokerage transactions on behalf of those two Portfolios. The Portfolios may not engage in any transactions in which a Portfolio Manager or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

YEAR 2000

    The services provided to the Trust and its shareholders by the Manager, the Portfolio Managers, and the custodian depend on the smooth functioning of their respective computer systems and their outside service providers' computer systems. Some computer software currently in use cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded and calculated. Failure to correct or replace this type of software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Portfolios' securities and of the Portfolios' shares, and account services. Although there is a possibility of the Portfolios suffering some adverse impact because of this "Year 2000" issue, the Manager, the Portfolio Managers, and the custodian have advised the Trust that they are taking steps to prepare for the year 2000, and that they expect that they will have put in place the necessary changes to their computer systems in time to prevent adverse impact to the Portfolios.

PERFORMANCE INFORMATION

    The Trust may, from time to time, include quotations of each Portfolio's total return in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature for Variable Contracts unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares. Quotations of total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolios over periods of 1, 5 and 10 years (up to the life of the Portfolios). All total return figures will reflect the deduction of a proportional share of each Portfolio's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Total return for the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    Quotations of total return for the Portfolios will not take into account charges or deductions against any Separate Account to which the Portfolio shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the Separate Account will take such charges into account. A person considering the purchase of a Variable Contract should not compare a Portfolio's total return with the total returns of mutual funds that sell their shares directly to the public since the Portfolio's figures do not reflect charges against the separate accounts or the Variable Contracts.

    Reports and promotional literature may also contain other information, including the effect of tax deferred compounding on each Portfolio's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in the Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis. For a more detailed description of the methods used to calculate each Portfolio's total return, see the SAI.

                                   APPENDIX A
                             DESCRIPTION OF INDICES

    The following information as to each index has been supplied by the respective preparer of the index or has been obtained from other publicly-available information.

S&P 500 COMPOSITE STOCK PRICE INDEX

    The purpose of the S&P 500 Composite Stock Price Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies listed on the New York Stock Exchange.

    Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

    The formula adopted by S&P is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

    Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND THE FAR EAST INDEX

    The Morgan Stanley EAFE index measures the performance in Europe, Australia, and the Far East (EAFE). EAFE contains 20 countries, excluding the U.S. and the emerging markets of Latin America. Japan represents approximately 46% of the Index value. EAFE is divided into 8 economic sectors and 38 industry groups. Banking, utilities, and health care are the largest groups.

JP MORGAN GLOBAL GOVERNMENT BOND INDEX, UNHEDGED

    The J.P. Morgan Global Government Bond Index, Unhedged, measures the global government bond market of 13 countries. This index is weighted by market capitalization ($3,053 billion-US) and is comprised of 424 bonds with maturities greater than one year. In the unhedged index, foreign currencies are converted into dollars at spot rates. This gives the index exposure to both bond and currency markets. As of February 1995, the index was comprised of the following countries and country weights: Australia (1.2%), Belgium (3.2%), Canada (2.7%), Denmark (1.7%), France (7.0%), Germany (9.3%), Italy (4.5%), Japan (13.5%), the
Netherlands (3.5%), Spain (2.6%), Sweden (1.5%), United Kingdom (6.2%) and the United States (43.1%).

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

CERTAIN RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE INC.

AAA--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

AA--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A--Bonds rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations.

BAA--Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds rated Caa are of poor standing. Such issues may be in default or elements of danger with respect to principal or interest may be present.

CA--Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short comings.

STANDARD & POOR'S CORPORATION

AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC--Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATINGS OF COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

    Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S CORPORATION

    Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                                 THE PALLADIAN TRUST

                                    Supplement to
                             Prospectus dated May 1, 1998

                                     May 8, 1998


The Palladian Trust (the "Trust") recently issued a proxy statement for contract owners invested in the Trust as of April 9, 1998. The statement described several proposed changes to the Trust and its Portfolios to be voted on by shareholders on June 8, 1998.

This supplement describes the changes to the Portfolios that will result if shareholders vote to approve the proposals to be considered at the meeting. The Board of Trustees of the Trust (the "Board") has considered the proposals and determined that the approval of each one is in the best interest of the contract owners participating in the Trust.

MANAGER

As explained on page 11 of the prospectus, Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as Manager to the Trust. The advisory agreement under which AFIMS serves as the Manager was initially approved by the Board on February 11, 1998 and minor amendments were approved by the Board on April 9, 1998. Under the rules of the Securities and Exchange Commission (the "SEC"), shareholder approval is required so that AFIMS may continue as Manager past June 11, 1998.

The Board has recommended that shareholders approve the advisory agreement at the June 8, 1998 meeting. If shareholders approve the agreement, AFIMS will continue to serve as Manager. If not, the Board will meet to consider its options.

PORTFOLIO MANAGER FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO

As explained on page 12 of the prospectus, Allmerica Asset Management, Inc. ("AAM") serves as Portfolio Manager for the Global Strategic Income Portfolio. The advisory agreement with AAM was approved by the Board on April 9, 1998. Under the rules of the SEC, shareholder approval is required so that AAM may continue as Manager past August 7, 1998.

The Board has recommended that shareholders approve the advisory agreement at the June 8, 1998 meeting. If shareholders approve the agreement, AAM will continue to serve as Portfolio Manager. If not, the Board will meet to consider its options.

NEW NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICIES
FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO

If approved by shareholders of the Global Strategic Income Portfolio at the June 8, 1998 meeting, the Global Strategic Income Portfolio will change its name to the "Strategic Income Portfolio" and will revise its investment objective and investment policies to remove the current global focus. These revisions will make the Portfolio's investment objective and policies similar to those of other portfolios currently managed by Allmerica Asset Management, Inc. ("AAM"), the current Portfolio Manager of the Portfolio.

If approved, the investment objective on page 11 of the prospectus would change to the following:

     The Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

This new investment objective would eliminate the current reference to foreign fixed-income securities. The Portfolio, however, would retain the ability to invest in foreign securities, as explained below.

If approved, the description of the Portfolio's investment objective and policies on pages 19-20 of the prospectus would change to the following:

     The Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

     The Portfolio allocates its assets among debt securities in three separate areas: (1) investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities; (2) below investment-grade corporate debt securities; and (3) foreign securities which include government debt of developed and emerging markets, corporate obligations of foreign companies, and debt obligations of supranational entities. The Portfolio will select particular debt securities based on their relative value merits.

     Debt securities in which the Strategic Income Portfolio may invest include bonds, notes, debentures, mortgage-backed and asset-backed securities, and other similar instruments. The Portfolio normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed-income securities that, at the time of purchase, are investment grade. The Strategic Income Portfolio may consider making carefully selected investments in below investment-grade debt securities of issuers in the United States and in foreign markets. No more than 50% of the Portfolio's assets may be invested in securities below investment grade quality (also called high yield or junk bonds), which involve a high degree of risk and are predominantly speculative. Consistent with the foregoing percentage limitations, the Portfolio may invest in securities that are in default in payment of principal and/or interest.

     Investments in foreign markets involve substantial risks typically not associated with investing in the United States. Emerging market securities generally are subject to greater risk than securities from developed nations. For purposes of the Portfolio's operations, "emerging markets" consist of all countries determined by the Portfolio Manager to have developing or emerging economies and markets.

     The Strategic Income Portfolio also may invest up to 5% of its assets in loan participations and assignments.

These new investment policies differ from the current ones by eliminating certain policies specific to foreign securities. This change is consistent with the new investment objective's decreased focus of foreign fixed-income securities.